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                                                                       EXHIBIT 1

                   AMENDED AND RESTATED JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of IAC APARTMENT COMMUNITIES, INC., a Maryland corporation, and further agree that this Amended and Restated Joint Filing Agreement may be included as an Exhibit to such joint filing. This Agreement amends and restates in its entirety the Amended and Restated Joint Filing Agreement dated as of December 18, 1997. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of December 2, 1998. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 2nd day of December, 1998.


                                 THE IRVINE COMPANY

                                 By:      /S/ MICHAEL D. MCKEE
                                          ------------------------------------
                                 Name:    Michael D. McKee
                                 Title:   Executive Vice President

                                 TIC INVESTMENT COMPANY A

                                 By:      THE IRVINE COMPANY, its managing
                                          general partner

                                 By:      /S/ MICHAEL D. MCKEE
                                          ------------------------------------
                                 Name:    Michael D. McKee
                                 Title:   Executive Vice President

                                 TIC INVESTMENT COMPANY C

                                 By:      THE IRVINE COMPANY, its managing
                                          general partner

                                 By:      /S/ MICHAEL D. MCKEE
                                          ------------------------------------
                                 Name:    Michael D. McKee
                                 Title:   Executive Vice President


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                                 TIC INVESTMENT COMPANY D

                                 By:      THE IRVINE COMPANY, its managing
                                          general partner

                                 By:      /S/ MICHAEL D. MCKEE
                                          ------------------------------------
                                 Name:    Michael D. McKee
                                 Title:   Executive Vice President

                                 DONALD L. BREN

                                 By:      /S/ MICHAEL D. MCKEE
                                          ------------------------------------
                                          Michael D. McKee as Attorney-in-fact
                                          for Mr. Bren

                                 TIC ACQUISITION LLC

                                 By:      THE IRVINE COMPANY, its Managing
                                          Member

                                 By:      /S/ MICHAEL D. MCKEE
                                          ------------------------------------
                                 Name:    Michael D. McKee
                                 Title:   Executive Vice President


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